UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to ss. 240.14a-12
TEXAS RARE EARTH RESOURCES CORP.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid: _____________________________________________________________

[   ] Fee paid previously with preliminary materials.
[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Texas Rare Earth Resources Corp.
304 Inverness Way South, Suite 365
Englewood, Colorado 80112
(303) 597-8737

July 29, 2011

To Our Shareholders:

You are cordially invited to attend the Special Meeting of Shareholders of Texas Rare Earth Resources Corp. to be held at the company’s corporate offices at 304 Inverness Way, South, Ste. 365, Englewood, Colorado 80112, 10:00 A.M., Mountain Time, Friday, August 19, 2011.

Information about the Special Meeting, including matters on which shareholders will act, may be found in the notice of special meeting and proxy statement accompanying this letter.  We look forward to greeting in person as many of our shareholders as possible.

It is important that your shares be represented and voted at the meeting.  Whether or not you plan to attend the Special Meeting, please complete, sign, date, and promptly return the accompanying proxy by mail or by fax to 469-633-0088.  You may also vote online by visiting www.shareholdervote.info.  Returning the proxy does NOT deprive you of your right to attend the Special Meeting.  If you decide to attend the Special Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.  Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to attend and vote in person at the meeting, you must obtain from the record holder a proxy issued in your name.

Sincerely yours,

K. Marc LeVier
President and Chief Executive Officer
Texas Rare Earth Resources Corp.

Texas Rare Earth Resources Corp.
304 Inverness Way South, Suite 365
Englewood, Colorado 80112
(303) 597-8737

__________________________________________________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

__________________________________________________________________

The Special Meeting of Shareholders of Texas Rare Earth Resources Corp. will be held at the company’s corporate offices at 304 Inverness Way, South, Ste. 365, Englewood, Colorado 80112, 10:00 A.M., Mountain Time, Friday, August 19, 2011, for the purpose of approving the Company’s Amended and Restated Stock 2008 Option Plan (the “Plan”).

Only shareholders who owned our common stock at the close of business on July 22, 2011 can vote at this meeting or any adjournments that may take place.  All shareholders are cordially invited to attend the meeting in person.  However, to assure your representation at the meeting, you are urged to mark, sign and return the enclosed proxy as promptly as possible by mail or by fax at 469-633-0088.  You may also vote online by visiting www.shareholdervote.info.  Your stock will be voted in accordance with the instructions you have given.  Any shareholder attending the meeting may vote in person even if he or she has previously returned a proxy.  Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to attend and vote in person at the meeting, you must obtain from the record holder a proxy issued in your name.

By Order of the Board of Directors,

K. Marc LeVier
President and Chief Executive Officer
Texas Rare Earth Resources Corp.

Dated: July 29, 2011

Important Notice Regarding the Availability of Proxy Materials
For the Special Meeting of Stockholders to be Held on August 19, 2011
This Proxy Statement is available at www.shareholdervote.info

YOUR VOTE IS VERY IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY. TO ENSURE YOUR REPRESENTATION AT THE SPECIAL MEETING PLEASE PROMPTLY SUBMIT YOUR PROXY OR VOTING INSTRUCTION ELECTRONICALLY OVER THE INTERNET, OR IF YOU RECEIVE A PAPER PROXY CARD OR VOTING INSTRUCTION FORM, YOU MAY MAIL THE COMPLETED PROXY CARD OR VOTING INSTRUCTION FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR SUBMIT VIA FAX TO (469) 633-0088.

 TEXAS RARE EARTH RESOURCES CORP.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 19, 2011

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the Company’s board of directors (“Board of Directors”) for use at the Special Meeting of Shareholders to be held on Friday, August 19, 2011 at 10:00 A.M., Mountain Time (the “Special Meeting”), or at any adjournment or postponement of this meeting, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Special Meeting of shareholders.  The Special Meeting will be held at the Company’s corporate offices at 304 Inverness Way, South, Ste. 365, Englewood, Colorado 80112.  We intend to mail this Proxy Statement and accompanying proxy card to shareholders on or about July 29, 2011.  The Board of Directors of Texas Rare Earth Resources Corp., a Nevada corporation, prepared this Proxy Statement for the purpose of soliciting proxies for our Special Meeting of Shareholders. When you see the term “we,” “our,” the “Company,” it refers to Texas Rare Earth Resources Corp. and its subsidiaries.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company’s president, at the address of the Company’s executive offices noted above, written notice of revocation or a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person.  Attendance at the Special Meeting will not, by itself, revoke a proxy.  Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to attend and vote in person at the Special Meeting, you must obtain from the record holder a proxy issued in your name.

Quorum; Abstentions and Broker Non-Votes

Our common stock is the only type of security entitled to vote at the Special Meeting.  Only shareholders of record at the close of business on July 22, 2011 (the “Record Date”) will be entitled to notice of and to vote at the Special Meeting.  At the close of business on the Record Date, there were 34,497,509 shares of common stock outstanding and entitled to vote.  Each holder of record of shares of common stock on that date will be entitled to one vote for each share held on all matters to be voted upon at the Special Meeting.  Shares of common stock may not be voted cumulatively.

Proxies properly executed, duly returned to the Company and not revoked will be voted in accordance with the specifications made.  Where no specifications are given, such proxies will be voted “FOR” THE APPROVAL OF THE PLAN.  It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Special Meeting.  If, however, any matter not described in this Proxy Statement is properly presented for action at the Special Meeting, the persons named as proxies in the enclosed form of proxy will have discretionary authority to vote according to their own discretion.

The required quorum for the transaction of business at the Special Meeting is a majority of the issued and outstanding shares of the Company’s common stock entitled to vote at the Special Meeting, whether present in person or represented by proxy.  Shares of common stock represented by a properly signed and returned proxy will be treated as present at the Special Meeting for purposes of determining a quorum, regardless of whether the proxy is marked as casting a vote or abstaining.  Shares of stock represented by “broker non-votes” (i.e., shares of stock held in record name by brokers or nominees) as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote; (ii) the broker or nominee does not have discretionary voting power under applicable rules or the instrument under which it serves in such capacity; or (iii) the record holder has indicated on the proxy card or has executed a proxy and otherwise notified the Company that it does not have authority to vote such shares on that matter, will be treated as present for purposes of determining a quorum.

Voting

The approval of the Plan requires an affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the Special Meeting.  Abstentions and broker non-votes will not be counted as having been voted on the proposal to approve the Plan and will have the effect of voting against the proposal.

Solicitation

The cost of soliciting proxies will be borne by the Company.  In addition to soliciting shareholders by mail and through its regular employees, the Company will request that banks and brokers and other persons representing beneficial owners of the shares forward the proxy solicitation material to such beneficial owners and the Company may reimburse these parties for their reasonable out-of-pocket costs.  The Company may use the services of its officers, directors and others to solicit proxies, personally or by telephone, facsimile or electronic mail, without additional compensation.

Dissenter’s Rights

Neither Nevada law nor our articles of incorporation or bylaws provide our shareholders with dissenters’ rights in connection with any of the matters contained in this proxy statement.

Shareholder Proposals

In order for shareholder proposals intended to be presented at the next meeting of shareholders to be eligible for inclusion in the corporation's proxy statement and the form of proxy for such meeting, they must be received by the Company at its principal executive offices a reasonable time before the Company prints its proxy materials for the meeting.  In addition, if the Company does not receive notice of a shareholder proposal within a reasonable time before the Company mails its proxy materials to the shareholders, then the proxies solicited by the Board of Directors may confer on the proxy committee discretionary authority to vote on the shareholder proposal.   The Board of Directors has not determined when there will be another meeting of the shareholders.

PROPOSAL NUMBER 1
ADOPTION OF THE AMENDED AND RESTATED 2008 STOCK OPTION PLAN

Background Information

The Board of Directors adopted the Plan in May 2011.  The purpose of the Plan is intended to advance the best interests of the Company, its affiliates and shareholders by providing key employees, officers, directors and consultants who have substantial responsibility for the management and growth of the Company and its affiliates with additional incentives and an opportunity to obtain or increase their proprietary interests in the Company, thereby encouraging them to continue in the employ of the Company or any of its affiliates.

The following is a summary of the Plan which is qualified in its entirety by the Plan attached hereto as Annex A.

General Administration of the Plan

The Plan will be administered by the Company’s Compensation Committee, or in the event no Compensation Committee has been formed, then it shall mean the entire Board of Directors.  The Committee will be authorized to grant to key employees and consultants of the Company awards in the form of stock options, stock appreciation rights, performance stock and shares of common stock.

It is intended that the Committee shall at all times be comprised solely of at least two members who are both “non-employee directors” as defined in Rule 16b-3 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and “outside directors” as defined as a member who satisfies Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”); provided, however, that in the event two such directors are not available to serve in such roles, the failure to meet this requirement shall not affect the validity of any grants under this Plan.

The Committee has authority to amend awards and to accelerate vesting and/or exercisability of awards, provided that it cannot amend an outstanding option to reduce its exercise price or cancel an option and replace it with an option with a lower exercise price.

Eligibility

The Committee will select grantees from among the key employees, officers, directors and consultants of the Company and its subsidiaries.  The eligible participants will be those who, in the opinion of the Committee, have the capacity for contributing in a substantial measure to the successful performance of the Company.  No member of the Committee may receive any award under the Plan if to do so would cause the individual not be a “non-employee director” or “outside director.”  The Board of Directors may designate one or more individuals who shall not be eligible to receive any award under the Plan.

Shares Subject to the Plan

Subject to adjustment as described below, a maximum of 5,000,000 shares of Company common stock may be issued under the Plan.  If an award terminates or expires without shares of Company common stock being issued, then the shares that were subject to the award will again be available for grant.  The shares may be authorized and unissued shares or treasury shares.  In the event of a stock split, stock dividend, spin-off, or other relevant change affecting the Company’s common stock, the Committee shall make appropriate adjustments to the number of shares available for grants and to the number of shares and price under outstanding grants made before the event.  Shares withheld in order to cover tax withholding obligations shall reduce the number of shares of common stock available for issuance under the Plan.  The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting, and make adjustments pursuant to the Plan.  The maximum number of shares that may be covered by options or stock appreciation rights (“SARs”) (other than a substitution award) issued to an eligible person in any calendar year may not exceed 3,000,000 shares.

Types of Awards Under the Plan

Stock Options

The Committee may grant awards in the form of options to purchase shares of the Company’s common stock.  With regard to each such option, the Committee will determine the number of shares subject to the option, the manner and time of the exercise of the option, and the exercise price per share of stock subject to the option; provided however, that the exercise price of any “Incentive Option” (as defined in the Plan) may not be less than the greater of (i) 100% of the fair market value of the shares of Company common stock on the date the option is granted, or (ii) the aggregate par value of the shares of stock on the date the option is granted.  In the case of any 10% shareholder, the price at which shares of stock may be purchased under an Incentive Option shall not be less than 110% of the fair market value of the stock on the date of grant.  The exercise price may, at the discretion of the Committee, be paid by a participant in cash, shares of Company common stock or a combination thereof.  The period of any option shall be determined by the Committee, but no Incentive Option may be exercised later than 10 years after the date of grant.  In the case of a 10% Stockholder, no Incentive Option shall be exercisable after the expiration of five years from the date of grant.  The aggregate fair market value, determined at the date of grant of the Incentive Option, of Company common stock for which an Incentive Option is exercisable for the first time during any calendar year as to any participant shall not exceed the maximum limitation as provided in Section 422 of the Code.  Unless expressly provided for in the option grant, an option shall terminate three months after severance of employment, other than for death or severance for disability.  Upon death or severance for disability the option shall terminate on the earlier of the expiration date or six months after the death or disability.

Stock Appreciation Rights

The Plan also authorizes the Committee to grant SARs.  Upon exercising a SAR, the holder receives for each share with respect to which the SAR is exercised, an amount equal to the difference between the exercise price (which may not be less than the fair market value of such share on the date of grant unless otherwise determined by the Committee) and the fair market value of the Company common stock on the date of exercise.  At the Committee’s discretion, payment of such amount may be made in cash, shares of Company common stock or a combination thereof.  Each SAR granted will be evidenced by an agreement specifying the terms and conditions of the award, including the effect of termination of employment (by reason of death, disability, retirement or otherwise) on the exercisability of the SAR.  No SAR may have a term of greater than 10 years.  Unless expressly provided for in the SAR, a SAR shall terminate three months after severance of employment, other than for death or severance for disability.  Upon death or severance for disability the SAR shall terminate on the earlier of the expiration date or six months after the death or disability.

Reload Options

Under the plan, the Committee may grant stock reload options to a holder who tenders shares of common stock to pay the exercise price of a stock option or arranges to have a portion of the shares otherwise issuable upon exercise withheld to pay the applicable withholding taxes. The Committee determines the terms, conditions, restrictions and limitations of the stock reload options, provided that any reload option (a) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of the original option; (b) shall have an expiration date which is the greater of (i) the same expiration date of the original option the exercise of which gave rise to the reload option or (ii) one year from the date of grant of the reload.  Any reload option shall have an exercise price which is equal to one hundred percent (100%) of the fair market value of the common stock subject to the reload option on the date of exercise of the original option.   A reload option which is an Incentive Option and which is granted to a 10% Stockholder shall have an exercise price which is equal to one hundred ten percent (110%) of the fair market value of the common stock subject to the reload option on the date of exercise of the original option and shall have a term which is no longer than five (5) years.

Common Stock

Under the Plan, the Committee may award restricted or unrestricted shares of the Company’s common stock to eligible persons from time to time and subject to certain restrictions as determined by the Committee.  The nature and extent of restrictions or vesting on such shares, the duration of such restrictions or vesting, and any circumstance which could cause the forfeiture of such shares shall be determined by the Committee.  The Committee will also determine the effect of the termination of employment of a recipient of shares of common stock (by reason of retirement, disability, death or otherwise) prior to the lapse of any applicable restrictions. The Committee may award shares of stock, without any cash payment for such shares or without any restrictions, to designated eligible persons for services rendered to the Company. The stock may be awarded at, above or below the fair market value on the date of grant.  The designation of a stock award shall be made by the Committee in writing at any time after such eligible person has provided value to the Company (or within such period as permitted by IRS regulations).  The Committee reserves the right to make adjustments in the amount of an award if in its discretion unforeseen events make such adjustment appropriate.  The Company may award shares, without any cash payment for such shares without restrictions, to eligible persons for services rendered to the Company

Performance Shares

The Plan permits the Committee to grant awards of performance shares to eligible persons from time to time.  These awards are contingent upon the achievement of certain performance goals established by the Committee.  The length of time over which performance will be measured, the performance goals, and the criteria to be used in determining whether and to what degree the goals have been attained will be determined by the Committee.  The Committee will also determine the effect of termination of employment of a grantee (by reason of death, retirement, disability or otherwise) during the performance period. No individual may receive performance stock awards in any calendar year covering more than 300,000 shares of common stock.

Change in Control

In order to preserve the rights of participants in the event of a Corporate Transaction (as defined in the Plan), an unexercised option may be accelerated, at the discretion of the Board of Directors, so that they shall immediately prior to the specified effective date for the Corporate Transaction become 100% vested and exercisable; provided however, that any unexercised option shall not accelerate if and to the extent such option is, in connection the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or be replaced with a  comparable award by the successor corporation.  All outstanding options may be canceled by the Board of Directors as of the effective date of any Corporate Transaction.  After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each eligible person may have his Restricted Stock and shares earned under a Performance Stock Award appropriately adjusted based on the manner the stock was adjusted under the terms of the agreement of merger or consolidation.  The Committee will make similar adjustments, as appropriate, in outstanding Stock Appreciation Rights.

Amendment and Termination of the Plan

The Board of Directors at any time terminate, and from time to time may amend or modify the Plan provided, however, that no amendment or modification may become effective without approval of the stockholders of the Company if stockholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, of if the Company, on the advice of counsel, determines that stockholder approval is otherwise necessary or desirable.  Except as specifically provided otherwise, no such amendment, modification, or termination of the Plan shall affect adversely in any material way any award previously granted without the written consent of the person holding such award.

Federal Income Tax Consequences

Under current U.S. federal tax law, the following are the U.S. federal income tax consequences generally arising with respect to awards made under the Plan.

Exercise of Incentive Option and Subsequent Sale of Shares

A participant who is granted an Incentive Option does not realize taxable income at the time of the grant or at the time of exercise.  If the participant makes no disposition of shares acquired pursuant to the exercise of an Incentive Option before the later of two years from the date of grant or one year from such date of exercise (“statutory holding period”) any gain (or loss) realized on such disposition will be recognized as a long-term capital gain (or loss).  Under such circumstances, the Company will not be entitled to any deduction for federal income tax purposes.

However, if the participant disposes of the shares during the statutory holding period, that will be considered a disqualifying disposition.  Provided the amount realized in the disqualifying disposition exceeds the exercise price, the ordinary income a participant shall recognize in the year of a disqualifying disposition will be the lesser of (i) the excess of the amount realized over the exercise price or (ii) the excess of the fair market value of the shares at the time of the exercise over the exercise price; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such participant.  The ordinary income recognized by the participant is not considered wages and the Company is not required to withhold, or pay employment taxes, on such ordinary income.  Finally, in addition to the ordinary income described above, the participant shall recognize capital gain on the disqualifying disposition in the amount, if any, by which the amount realized in the disqualifying disposition exceeds the fair market value of the shares at the time of the exercise, and shall be long-term or short-term capital gain depending on the participant’s post-exercise holding period for such shares.

Special tax rules apply when all or a portion of the exercise price of an Incentive Option is paid by delivery of already owned shares, but generally it does not materially change the tax consequences described above.  However, the exercise of an Incentive Option with shares which are, or have been, subject to an Incentive Option, before such shares have satisfied the statutory holding period, generally will result in the disqualifying disposition of the shares surrendered.

Notwithstanding the favorable tax treatment of Incentive Options for regular tax purposes, as described above, for alternative minimum tax purposes, an Incentive Option is generally treated in the same manner as a nonqualified stock option.  Accordingly, a participant must generally include as alternative minimum taxable income for the year in which an Incentive Option is exercised, the excess of the fair market value of the shares acquired on the date of exercise over the exercise price of such shares.  However, to the extent a participant disposes of such shares in the same calendar year as the exercise, only an amount equal to the optionee’s ordinary income for regular tax purposes with respect to such disqualifying disposition will be recognized for the optionee’s calculation of alternative minimum taxable income in such calendar year.

Exercise of Nonqualified Stock Option and Subsequent Sale of Shares

A participant who is granted a nonqualified stock option does not realize taxable income at the time of the grant, but does recognize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired on the date of exercise over the exercise price of such shares; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such participant.  The ordinary income recognized by the participant is considered supplemental wages and the Company is required to withhold, and the Company and the participant are required to pay applicable employment taxes, on such ordinary income.

Upon the subsequent disposition of shares acquired through the exercise of a nonqualified stock option, any gain (or loss) realized on such disposition will be recognized as a long-term, or short-term, capital gain (or loss) depending on the participant’s post-exercise holding period for such shares. As a result of Section 409A of the Code, nonstatutory stock options granted with an exercise price below the fair market value of the underlying stock on the date of grant must have fixed exercise dates or meets another exception permitted by Section 409A to avoid early income recognition in the year of vesting.

Lapse of Restrictions on Restricted Stock and Subsequent Sale of Shares

A participant who has been granted an award of restricted stock does not realize taxable income at the time of the grant.  When the restrictions lapse, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such participant.  The ordinary income recognized by the participant is considered supplemental wages and the Company is required to withhold, and the Company and the participant are required to pay applicable employment taxes, on such ordinary income.  Upon the subsequent disposition of the formerly restricted shares, any gain (or loss) realized on such disposition will be recognized as a long-term, or short-term, capital gain (or loss) depending on the participant’s holding period for such shares after their restrictions lapse.

Under Section 83(b) of the Code, a participant who receives an award of restricted stock may elect to recognize ordinary income for the taxable year in which the restricted stock was received equal to the excess of the fair market value of the restricted stock on the date of the grant, determined without regard to the restrictions, over the amount (if any) paid for the restricted stock.  Any gain (or loss) recognized upon a subsequent disposition of the shares will be capital gain (or loss) and will be long-term or short-term depending on the post-grant holding period of such shares.  If, after making the election, a participant forfeits any shares of restricted stock, or sells restricted stock at a price below its fair market value on the date of grant, such participant is only entitled to a tax deduction with respect to the consideration (if any) paid for the restricted stock, not the amount elected to be included as income at the time of grant.

SARs, Performance Shares and Stock Awards

A participant who is granted a SAR does not realize taxable income at the time of the grant, but does recognize ordinary income at the time of exercise of the SAR in an amount equal to the excess of the fair market value of the shares (on the date of exercise) with respect to which the SAR is exercised, over the grant price of such shares; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by the such participant.

A participant who has been awarded a performance share or a stock award does not realize taxable income at the time of the grant, but does recognize ordinary income at the time the award is paid equal to the amount of cash (if any) paid and the fair market value of shares (if any) delivered; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such participant.

The ordinary income recognized by a participant in connection with a SAR, performance share or a stock award is considered supplemental wages and the Company is required to withhold, and the Company and the participant are required to pay applicable employment taxes, on such ordinary income.

To the extent, if any, that shares are delivered to a participant in satisfaction of either the exercise of a SAR or the payment of a performance share or stock award, upon the subsequent disposition of such shares any gain (or loss) realized will be recognized as a long-term, or short-term, capital gain (or loss) depending on the participant’s post- delivery holding period for such shares.

New Plan Benefits

Future grants and awards under the Plan, which may be made to Company executive officers, directors, consultants and other employees, are not presently determinable.

Information Regarding Options Granted

No grants and awards under the Plan were made to Company executive officers, directors, consultants and other employees as of August 31, 2010.  If the shareholders approve the Plan, such grants and awards will be made at the discretion of the Compensation Committee or the Board of Directors in accordance with the compensation policies of the Compensation Committee.

Adoption of the Plan

In May 2011, our Board of Directors, believing it to be in the best interests of the Company, adopted the Plan.

Vote Required

Approving the Plan requires the vote of holders of a majority of the shares of common stock present in person or by proxy and entitled to vote at the Special Meeting.  Abstentions and broker non-votes will not be counted as having been voted on the proposal and will have the effect of voting against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR”
THE APPROVAL OF THE PLAN.

EXECUTIVE COMPENSATION

Executive Compensation

The following table contains compensation data for our named executive officers for the last two completed fiscal years ended August 31, 2010 and 2009.

Summary Compensation Table

Name and Principal Position	Year	Salary And Consulting Payments ($)	Bonus ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Daniel E. Gorski	2010	--	--	--	--	--
COO and former President, and CEO	2009	--	--	--	--	--

G.W. McDonald	2010	--	--	--	--	--
Vice President and former CFO	2009	--	--	--	--	--

Securities Authorized for Issuance under Equity Compensation Plans

In September 2008, the Board of Directors adopted our 2008 Stock Option Plan, which was also approved by our shareholders in September 2008.  The following table sets forth certain information as of August 31, 2010 concerning our common stock that may be issued upon the exercise of options or warrants or pursuant to purchases of stock under the 2008 Plan:

Plan Category	(a) Number of Securities to be Issued Upon the Exercise of Outstanding Options and Warrants	(b) Weighted-Average Exercise Price of Outstanding Options and Warrants	(c) Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by stockholders	0	N/A	2,000,000(1)
Equity compensation plans not approved by stockholders	--	N/A	--

Total	0	N/A	2,000,000(1)
(1)	Does not include options to purchase an aggregate of 3,778,334 shares of common stock issued to the Company’s executive officers and directors between February and May 2011.

In May 2011, the Board of Directors adopted the Amended and Restated 2008 Stock Option Plan.  The Plan, as amended and restated, allows for the grant of up to 5,000,000 shares of our common stock for awards to our officers, directors, employees and consultants, and limited the number of shares that may be awarded to any eligible person to 3,000,000 in a given year.  The Plan provides for the grant of incentive stock options, nonqualified stock options, restricted stock, stock appreciation rights, and stock grant awards. The Plan also permits the grant of awards that qualify for the “performance-based compensation” exception to the $1,000,000 limitation on the deduction of compensation imposed by Section 162(m) of the Code.  Between February and May 2011, options to purchase up to 3,778,334 have been issued to officers, directors, and consultants.

Employment Agreements

In May 2011, the Company entered into a three-year employment agreement with Marc LeVier (the “Agreement”), pursuant to which Mr. LeVier will serve as chief executive officer of the Company.  Pursuant to the Agreement, Mr. LeVier will be paid a base salary of $225,000 per year, and will be eligible to receive bonuses at the discretion of the Company’s board of directors in an amount not to exceed 50% of Mr. LeVier’s base salary.  The Agreement also entitles Mr. LeVier the right to participate in the Company’s benefit plans.  Pursuant to the Agreement, the Company granted to Mr. LeVier a 10-year option to purchase 2,500,000 shares of the Company’s common stock at an exercise price of $2.50 per share.  Should Mr. LeVier be terminated without cause or should he resign for good reason, the Agreement provides for a severance payment equal to the greater of (i) one year of base compensation and (ii) remaining base compensation owed to Mr. LeVier during the term of the agreement.  The Agreement contains confidentiality provisions consistent with his fiduciary duty obligations owed to the Company.

In May 2011, we entered into at will employment arrangement with Dan Gorski, our chief operating officer, pursuant to which he will be paid an annual salary of $110,000.  Also in May 2011, we entered into at will employment arrangements with Wm. Chris Mathers, our chief financial officer, and Stanley Korzeb, our vice president, pursuant to which annual salaries of $100,000.  In March 2011, we also granted to Mr. Mathers a five year option to purchase up to 400,000 shares of our common stock at an exercise price of $2.50 per share.  Mr. Mathers’ option vests 1/36 each month provided Mr. Mathers’ is employed by the Company on the vesting dates.

Nonqualified Deferred Compensation

The Company does not offer nonqualified deferred compensation to any of its named executive officers.

Potential Payments upon Termination or Change-in-Control.

Should Marc LeVier be terminated without cause or should he resign for good reason, his employment agreement provides for a severance payment equal to the greater of (i) one year of base compensation and (ii) remaining base compensation owed to Mr. LeVier during the term of the agreement.   Except for Mr. Levier, the Company has not entered into any agreement pursuant to which it has agreed to pay any of its named executive officers following or in connection with any termination, resignation, severance, retirement, change in control, change in the named executive officer’s responsibilities, or any other similar event.

Director Compensation

The following table sets forth information with respect to the compensation paid by the Company to our non-employee directors during fiscal year 2010.

Name	Fees Paid in Cash ($)	Stock Awards ($)	Total

Anthony Marchese	--	$249,000(1)	$249,000
-------------
(1)
In January 2010, the Company entered into an agreement with Anthony Marchese pursuant to which the Company issued to Mr. Marchese 300,000 shares of common stock as compensation for serving as a member of the Company’s board of directors.  These shares were valued at $0.83 per share based on the closing market price on the measurement date.

In May 2011, we issued to Anthony Marchese a five year option to purchase up to 175,000 shares of common stock at an exercise price of $4.15. In March 2011, we issued to Anthony Marchese a five year option to purchase up to 150,000 shares of common stock at an exercise price of $2.50 per share.

In April 2011, we issued to Cecil Wall a five year option to purchase up to 90,000 shares of common stock at an exercise price of $4.70.  The option vests 1/3 each year, with 30,000 shares vesting immediately upon the issuance of the option, and the remaining 60,000 vesting equally on the second and third anniversary following the issuance date.

In connection with the appointment of Mr. Graham in April 2011, the Company and General Graham entered into a director’s agreement pursuant to which the Company granted to Mr. Graham an option to purchase 60,000 shares of common stock as compensation for services to be provided by Mr. Graham as an independent director, exercisable at $4.00 per share.

In connection with the appointment of Mr. Karklin in March 2011, the Company and General Karklin entered into a director’s agreement pursuant to which the Company granted to Mr. Karklin an option to purchase 60,000 shares of common stock as compensation for services to be provided by Mr. Karklin as an independent director, exercisable at $2.50 per share.

In connection with the appointment of General Martin in February 2011, the Company and General Martin entered into a director’s agreement pursuant to which the Company granted to General Martin an option to purchase 60,000 shares of common stock as compensation for services to be provided by General Martin as an independent director, exercisable at $2.50 per share.

Each of our directors are reimbursed reasonable out of pocket expenses associated with attending our board meetings.

Compensation Committee Interlocks and Insider Participation

Our Compensation Committee consists of Anthony Marchese, General Gregory Martin, and Graham Karklin. None of these individuals have ever been an officer or employee of the Company or any of our subsidiaries. None of our executive officers serves or have served as a member of the compensation committee or other board committee performing equivalent functions of any entity that has one or more executive officers serving as one of our directors or on our Compensation Committee.

OTHER MATTERS

The Board knows of no other business to come before the Special Meeting.  However, if any other matters are properly brought before the Special Meeting, the persons named in the accompanying form of proxy or their substitutes will vote in their discretion on those matters.

Record Date

Our board of directors has fixed the close of business on July 22, 2011, as the record date for the determination of shareholders who are entitled to receive this information statement.  There were 34,497,509 shares of our common stock issued and outstanding on the Record Date.

Where You Can Find More Information

We are subject to the information and reporting requirements of the Securities Exchange Act and in accordance with the Exchange Act, we file periodic reports, such as our annual report, and other information with the SEC relating to our business, financial statements and other matters.  You may access and read our SEC filings, including this proxy statement and all of the exhibits to the registration statement, through the SEC’s website (http:www.sec.gov).  This site contains reports and other information regarding registrants, including us, that file electronically with the SEC.  This registration statement, including the exhibits and schedules filed as a part of the registration statement, may be inspected at the public reference facility maintained by the SEC at its public reference room 100 F Street NE, NW, Washington, DC 20549 and copies of all or any part thereof may be obtained from that office.  You may call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference room.

K. Marc LeVier
President and Chief Executive Officer
Texas Rare Earth Resources Corp.

Dated: July 29, 2011

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ACCOMPANYING PROXY BY MAIL OR BY FAX AT 469-633-0088. YOU MAY ALSO VOTE ONLINE BY VISITING WWW.SHAREHOLDERVOTE.INFO.  YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE SPECIAL MEETING.  IF YOU DECIDE TO ATTEND THE SPECIAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE SPECIAL MEETING.

Proxy — TEXAS RARE EARTH RESOURCES CORP.

PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD FRIDAY, AUGUST 19, 2011

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints K. Marc LeVier and Wm. Chris Mathers and each of them (with full power to act without the other), as proxies, each having full power to substitute, to represent and to vote, as designated below, all shares of stock of Texas Rare Earth Resources Corp. which the undersigned would be entitled to vote if personally present at the Special Meeting of the Company to be held Friday, August 19, 2011, at the Company’s corporate offices at 304 Inverness Way, South, Ste. 365, Englewood, Colorado 80112 at 10:00 A.M. prevailing local time, and any adjournment thereof, with respect to matters set forth below and described in the Notice of Special Meeting and Proxy Statement dated July 29, 2011.

All other proxies heretofore given by the undersigned to vote shares of stock of Texas Rare Earth Resources Corp. which the undersigned would be entitled to vote if personally present at the Special Meeting or any adjournment thereof are hereby expressly revoked. This proxy may be revoked at any time prior to the voting hereof as set forth in the Proxy Statement.

Please sign and date this proxy and return in promptly whether you expect to attend the meeting or not. If you do attend the meeting you may vote in person.

Using a black ink pen, mark your votes with an X as shown in this example: ☒  Please do not write outside the designated areas.

Special Meeting Proxy Card

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE.

A     Proposals — The Board of Directors recommends a vote FOR Proposal 1.

		For	Against	Abstain
1.	To approve the Amended and Restated 2008 Stock Option Plan	☐	☐	☐
		For	Against	Abstain

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before this meeting.

B     Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please date this proxy and sign it exactly as your name or names appear on your share. If signing as an attorney, executor, administrator, guardian or trustee, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer or officers.

Date _________________________

_________________________________________________
Signature

_________________________________________________
Signature if Held Jointly

_________________________________________________
Title

Electronic Voting Instructions (See back)

You can vote by Internet! Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on August 19, 2011.

Vote by Internet
  Log on to the Internet and go to www.stctransfer.com/proxyvote  Enter your Control Number (found on top of front page) to login and vote.

  Follow the steps outlined on the secured website.

Vote by fax
Fax proxy to 469-633-0088

Texas Rare Earth Resources Corp.
Amended and Restated
2008 Stock Option Plan
(effective May 3, 2011)

ARTICLE I - PLAN

1.1           Purpose.  This Plan is a plan for key employees, officers, directors, and consultants of the Company and its Affiliates and is intended to advance the best interests of the Company, its Affiliates, and its stockholders by providing those persons who have substantial responsibility for the management and growth of the Company and its Affiliates with additional incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in the employ of the Company or any of its Affiliates.

1.2           Rule 16b-3 Plan.  The Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and therefore the Plan is intended to comply with all applicable conditions of Rule 16b-3 (and all subsequent revisions thereof) promulgated under the 1934 Act.  To the extent any provision of the Plan or action by the Board of Directors or Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.  In addition, the Board of Directors may amend the Plan from time to time, as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 without the consent of the shareholders of the Company.

1.3           Effective Date of Plan.   The Plan, as amended and restated, shall be effective May 3, 2011 (the “Effective Date”).  No Award shall be granted pursuant to the Plan more than ten years after the Effective Date.

ARTICLE II - DEFINITIONS

The words and phrases defined in this Article shall have the meaning set out in these definitions throughout this Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower, or different meaning.

2.1           “Affiliate” means any subsidiary corporation.  The term “subsidiary corporation” means any corporation (other than the Company) or other entity in an unbroken chain of corporations or other entities beginning with the Company if, at the time of the action or transaction, each of the corporations or other entities other than the last corporation or other entity in the unbroken chain owns a controlling interest in one of the other corporations or other entities in the chain.  For this purpose, controlling interest has the meaning provided in Final Treasury Regulation 1.409A-1(b)(5)(iii)(E)(1).

2.2           “Award” means each of the following granted under this Plan: Incentive Option, Nonqualified Option, Stock Appreciation Right, Restricted Stock Award, Performance Stock Award or Stock Award.

2.3           “Board of Directors” means the board of directors of the Company.

2.4           “Code” means the Internal Revenue Code of 1986, as amended.

2.5           “Committee” means the Compensation Committee of the Board of Directors, or if no Compensation Committee has been formed, then it shall mean the entire Board of Directors.

2.6           “Company” means Texas Rare Earth Resources Corp., a Nevada corporation.

2.7           “Consultant” means any person (other than an Employee), including an advisor, engaged by the Company or Affiliate to render services and who is compensated for such services.

2.8           “Eligible Persons” shall mean, with respect to the Plan, those persons who, at the time that an Award is granted, are (i) Employees and all other key personnel, including officers and directors, of the Company or Affiliate, or (ii) Consultants or independent contractors who provide valuable services to the Company or Affiliate as determined by the Committee.

2.9           “Employee” means a common law employee of the Company or any Affiliate.

2.10           “Fair Market Value” of the Stock as of any date means (a) the average of the high and low sale prices of the Stock on that date on the principal securities exchange on which the Stock is listed; or (b) if the Stock is not listed on a securities exchange, the average of the high and low bid quotations for the Stock on that date as reported by the National Quotation Bureau Incorporated or other quotation system on which transactions in Stock are principally reported; or (c) if none of the foregoing is applicable, an amount at the election of the Committee equal to (x), the average between the closing bid and ask prices per share of Stock on the last preceding date on which those prices were reported or (y) that amount as determined by the Committee in good faith in accordance with Code Section 409A and the guidance promulgated thereunder.

2.11           “Incentive Option” means an option to purchase Stock granted under this Plan which is designated as an “Incentive Option” and which is intended to satisfy the requirements of Section 422 of the Code.

2.12           “Non-Employee Directors” means that term as defined in Rule 16b-3 under the 1934 Act.

2.13           “Nonqualified Option” means an option to purchase Stock granted under this Plan other than an Incentive Option.

2.14           “Option” means both an Incentive Option and a Nonqualified Option granted under this Plan to purchase shares of Stock.

2.15           “Option Agreement” means the written agreement by and between the Company and an Eligible Person, which sets out the terms of an Option.

           2.16           “Outside Director” shall mean a member of the Board of Directors serving on the Committee who satisfies Section 162(m) of the Code.

           2.17           “Plan” means this Texas Rare Earth Resources Corp. Amended and Restated 2008 Stock Option Plan, as set out in this document and as it may be amended from time to time.

           2.18           “Plan Year” means the Company’s fiscal year.

           2.19           “Performance Stock Award” means an award denominated in shares of Stock to be issued to an Eligible Person if specified predetermined performance goals are satisfied as described in Article VII.

           2.20           “Restricted Stock” means Stock awarded or purchased under a Restricted Stock Agreement entered into pursuant to this Plan, together with (i) all rights, warranties or similar items attached or accruing thereto or represented by the certificate representing the stock and (ii) any stock or securities into which or for which the stock is thereafter converted or exchanged.  The terms and conditions of the Restricted Stock Agreement shall be determined by the Committee consistent with the terms of the Plan.

           2.21           “Restricted Stock Agreement” means an agreement between the Company or any Affiliate and the Eligible Person pursuant to which the Eligible Person receives a Restricted Stock Award subject to Article VI.

           2.22           “Restricted Stock Award” means an Award of Restricted Stock.

           2.23           “Restricted Stock Purchase Price” means the purchase price, if any, per share of Restricted Stock subject to an Award.  The Committee shall determine the Restricted Stock Purchase Price.  It may be greater than or less than the Fair Market Value of the Stock on the date of the Stock Award.

            2.24           “Stock” means the common stock of the Company, $.01 par value, or, in the event that the outstanding shares of common stock are later changed into or exchanged for a different class of stock or securities of the Company or another corporation, that other stock or security.

           2.25           “Stock Appreciation Right” and “SAR” means the right to receive the difference between the Fair Market Value of a share of Stock on the grant date and the Fair Market Value of the share of Stock on the exercise date.

            2.26           “Stock Award” means an Award of Stock to an Eligible Person.

           2.27           “10% Stockholder” means an individual who, at the time the Option is granted, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate, as determined for purposes of Code Sections 422 and 424.

ARTICLE III - ELIGIBILITY

The individuals who shall be eligible to receive Awards shall be those Eligible Persons of the Company or any of its Affiliates as the Committee shall determine from time to time. However, no member of the Committee shall be eligible to receive any Award or to receive Stock, Options, Stock Appreciation Rights, or any Performance Stock Award under any other plan of the Company or any of its Affiliates, if to do so would cause the individual not to be a Non-Employee Director or Outside Director.  The Board of Directors may designate one or more individuals who shall not be eligible to receive any Award under this Plan or under other similar plans of the Company.

ARTICLE IV - GENERAL PROVISIONS RELATING TO AWARDS

           4.1           Authority to Grant Awards.   The Committee may grant to those Eligible Persons of the Company or any of its Affiliates, as it shall from time to time determine, Awards under the terms and conditions of this Plan.  The Committee shall determine subject only to any applicable limitations set out in this Plan, the number of shares of Stock to be covered by any Award to be granted to an Eligible Person.

           4.2           Dedicated Shares.   The total number of shares of Stock with respect to which Awards may be granted under the Plan shall be 5,000,000 shares.  The shares may be treasury shares or authorized but unissued shares.  The number of shares stated in this Section 4.2 shall be subject to adjustment in accordance with the provisions of Section 4.5.  In the event that any outstanding Award shall expire or terminate for any reason or any Award is surrendered, the shares of Stock allocable to the unexercised portion of that Award may again be subject to an Award under the Plan.   Shares withheld in order to cover tax withholding obligations shall reduce the number of shares of Stock available for issuance under the Plan.  The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting, and make adjustments pursuant to the Plan.   Subject to adjustment as provided in Section 4.5, the maximum number of shares that may be covered by Options or SARs (other than a substitution Award granted pursuant to Section 5.14) issued to an Eligible Person in any calendar year shall not exceed 3,000,000 shares.

           4.3           Non-transferability.  Awards shall not be transferable by the Eligible Person otherwise than by will or under the laws of descent and distribution, or (with respect to Awards other than Incentive Options) pursuant to a qualified domestic relations order (as defined by the Code or the rules thereunder), and shall be exercisable, during the Eligible Person’s lifetime, only by him or a transferee permitted by this Section 4.  Any attempt to transfer an Award other than under the terms of the Plan and the Agreement shall terminate the Award and all rights of the Eligible Person to that Award.

           4.4           Requirements of Law.  The Company shall not be required to sell or issue any Stock under any Award if issuing that Stock would constitute or result in a violation by the Eligible Person or the Company of any provision of any law, statute, or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option or pursuant to any Award, the Company shall not be required to issue any Stock unless the Committee has received evidence satisfactory to it to the effect that the holder of that Option or Award will not transfer the Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law.  The determination by the Committee on this matter shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any Stock covered by this Plan pursuant to applicable securities laws of any country or any political subdivision.  In the event the Stock issuable on exercise of an Option or pursuant to an Award is not registered, the Company may imprint on the certificate evidencing the Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or vesting under an Award, or the issuance of shares pursuant thereto, to comply with any law or regulation of any governmental authority.

           4.5           Changes in the Company’s Capital Structure.

           (a)           The existence of outstanding Options or Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or its rights, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.  If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a Stock dividend, or other increase or reduction of the number of shares of the Stock outstanding, without receiving compensation for it in money, services or property, then (a) the number, class, and per share price of shares of Stock subject to outstanding Options under this Plan shall be appropriately adjusted in such a manner as to entitle an Eligible Person to receive upon exercise of an Option, for the same aggregate cash consideration, the equivalent total number and class of shares he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment; (b) the applicable share limits under Article VII and the number and class of shares of Stock then reserved to be issued under the Plan, shall each be adjusted by substituting for the total number and class of shares of Stock at issue that number and class of shares of Stock that would have been received by the owner of an equal number of outstanding shares of each class of Stock as the result of the event requiring the adjustment.

           (b)           If the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or if the Company is liquidated or sells or otherwise disposes of substantially all of its assets while Options remain outstanding under this Plan (each of the foregoing referred to as a “Corporate Transaction”):

(i)           Subject to the provisions of clause (ii) below, in the event of such a Corporate Transaction, any unexercised Options shall automatically accelerate so that they shall, immediately prior to the specified effective date for the Corporate Transaction become 100% vested and exercisable; provided, however, that any unexercised Options shall not accelerate if and to the extent such Option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof (the “Successor Corporation”) or to be replaced with a comparable award for the purchase of shares of the capital stock of the Successor Corporation or parent thereof.  Whether or not any unexercised Option is assumed or replaced shall be determined by the Company and the Successor Corporation in connection with the Corporate Transaction.  The Board of Directors shall make the determination of what constitutes a comparable award to the unexercised Option, and its determination shall be conclusive and binding.  The unexercised Option shall terminate and cease to remain outstanding immediately following the consummation of the Corporate Transaction, except to the extent assumed by the Successor Corporation.

(ii)           All outstanding Options may be canceled by the Board of Directors as of the effective date of any Corporate Transaction, if (i) notice of cancellation shall be given to each holder of an Option and (ii) either (x) the Company shall pay in cash to each holder of an Option the excess (if any) of the value of the consideration received per share of Stock in the Corporate Transaction over the exercise price per share of the Option (multiplied by the number of shares of Stock then subject to the Option), which amount may be paid immediately upon the closing of the Corporate Transaction or may be paid subject to the same terms and conditions (such as escrows, holdbacks, or earnouts) as is the consideration payable to the holders of Stock (provided that any such cash payment or payments shall comply with the rules of Final Treasury Regulation Section 1.409A-3(i)(5)(iv)), or (y) each holder of an Option shall have the right to exercise that Option in full (without regard to any limitations set out in or imposed under this Plan or the Option Agreement granting that Option) during a period set by the Board of Directors preceding the effective date of the merger, consolidation, liquidation, sale, or other disposition and, if in the event all outstanding Options may not be exercised in full under applicable securities laws without registration of the shares of Stock issuable on exercise of the Options, the Board of Directors may limit the exercise of the Options to the number of shares of Stock, if any, as may be issued without registration.  The method of choosing which Options may be exercised, and the number of shares of Stock for which Options may be exercised, shall be solely within the discretion of the Board of Directors.

           (c)           After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each Eligible Person shall be entitled to have his Restricted Stock and shares earned under a Performance Stock Award appropriately adjusted based on the manner the Stock was adjusted under the terms of the agreement of merger or consolidation.

           (d)           In each situation described in this Section 4.5, the Committee will make similar adjustments, as appropriate, in outstanding Stock Appreciation Rights.

           (e)           The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion of shares or obligations of the Company convertible into shares or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class, or price of shares of Stock then subject to outstanding Awards.

4.6           Election under Section 83(b) of the Code.  No Employee shall exercise the election permitted under Section 83(b) of the Code without written approval of the Committee.  Any Employee doing so shall forfeit all Awards issued to him under this Plan.

4.7           Book Entry.  Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of stock certificates through the use of electronic or other form of book-entry.

ARTICLE V - OPTIONS AND STOCK APPRECIATION RIGHTS

5.1           Type of Option.  The Committee shall specify at the time of grant whether a given Option shall constitute an Incentive Option or a Nonqualified Option.  Incentive Stock Options may only be granted to Employees.

5.2           Option Exercise Price.  The price at which Stock may be purchased under an Incentive Option shall not be less than the greater of:  (a) 100% of the Fair Market Value of the shares of Stock on the date the Option is granted or (b) the aggregate par value of the shares of Stock on the date the Option is granted.  The Committee in its discretion may provide that the price at which shares of Stock may be purchased under an Incentive Option shall be more than 100% of Fair Market Value.  In the case of any 10% Stockholder, the price at which shares of Stock may be purchased under an Incentive Option shall not be less than 110% of the Fair Market Value of the Stock on the date the Incentive Option is granted.   The price at which shares of Stock may be purchased under a Nonqualified Option shall be such price as shall be determined by the Committee in its sole discretion but in no event lower than the par value of the shares of Stock on the date the Option is granted; provided, however, that in the event that shares of Stock subject to a Nonqualified Option are or may by the terms of the Option become purchasable at a price that is less than the Fair Market Value of the shares of Stock on the date the Option is granted, such Option shall be subject to the provisions of Section 5.17 below and shall be intended to comply with (as opposed to be exempt from) the requirements of Section 409A of the Code.

5.3           Duration of Options and SARS.  No Option or SAR shall be exercisable after the expiration of ten (10) years from the date the Option or SAR is granted.  In the case of a 10% Stockholder, no Incentive Option shall be exercisable after the expiration of five years from the date the Incentive Option is granted.

5.4           Amount Exercisable -- Incentive Options.   Subject to the provisions of Section 5.17, each Option may be exercised from time to time, in whole or in part, in the manner and subject to the conditions the Committee, in its sole discretion, may provide in the Option Agreement, as long as the Option is valid and outstanding.  To the extent that the aggregate Fair Market Value (determined as of the time an Incentive Option is granted) of the Stock with respect to which Incentive Options first become exercisable by the optionee during any calendar year (under this Plan and any other incentive stock option plan(s) of the Company or any Affiliate) exceeds $100,000, the portion in excess of $100,000 of the Incentive Option shall be treated as a Nonqualified Option.  In making this determination, Incentive Options shall be taken into account in the order in which they were granted.

5.5           Exercise of Options.  Each Option shall be exercised by the delivery of written notice to the Committee setting forth the number of shares of Stock with respect to which the Option is to be exercised, together with:

(a)           cash, certified check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the option price of the shares;

(b)           stock at its Fair Market Value on the date of exercise (if approved in advance in writing by the Committee);

(c)           an election to make a cashless exercise through a registered broker-dealer (if approved in advance in writing by the Committee);

(d)           an election to have shares of Stock, which otherwise would be issued on exercise, withheld in payment of the exercise price (if approved in advance in writing by the Committee); and/or

(e)           any other form of payment which is acceptable to the Committee, including without limitation, payment in the form of a promissory note, and specifying the address to which the certificates for the shares are to be mailed.

As promptly as practicable after receipt of written notification and payment, the Company shall deliver to the Eligible Person certificates for the number of shares with respect to which the Option has been exercised, issued in the Eligible Person’s name. If shares of Stock are used in payment, the aggregate Fair Market Value of the shares of Stock tendered must be equal to or less than the aggregate exercise price of the shares being purchased upon exercise of the Option, and any difference must be paid by cash, certified check, bank draft, or postal or express money order payable to the order of the Company.  Delivery of the shares shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Eligible Person, at the address specified by the Eligible Person.

Whenever an Option is exercised by exchanging shares of Stock owned by the Eligible Person, the Eligible Person shall deliver to the Company certificates registered in the name of the Eligible Person representing a number of shares of Stock legally and beneficially owned by the Eligible Person, free of all liens, claims, and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by the certificates (with signature guaranteed by a commercial bank or trust company or by a brokerage firm having a membership on a registered national stock exchange).  The delivery of certificates upon the exercise of Options is subject to the condition that the person exercising the Option provides the Company with the information the Company might reasonably request pertaining to exercise, sale or other disposition.  Notwithstanding the foregoing, to the extent approved by the Committee, an Eligible Person may choose to deliver shares of Stock to the Company via any reasonable attestation process meeting the requirements of the Code and other applicable law.

5.6           Stock Appreciation Rights.  All Eligible Persons shall be eligible to receive Stock Appreciation Rights.  The Committee shall determine the SAR to be awarded from time to time to any Eligible Person.  The grant of a SAR to be awarded from time to time shall neither entitle such person to, nor disqualify such person from, participation in any other grant of Awards by the Company, whether under this Plan or any other plan of the Company.  If granted as a stand-alone SAR Award, the terms of the Award shall be provided in a Stock Appreciation Rights Agreement.

5.7           Stock Appreciation Rights in Tandem with Options.  Stock Appreciation Rights may, at the discretion of the Committee, be included in each Option granted under the Plan to permit the holder of an Option to surrender that Option, or a portion of the part which is then exercisable, and receive in exchange, upon the conditions and limitations set by the Committee, an amount equal to the excess of the Fair Market Value of the Stock covered by the Option, or the portion of it that was surrendered, determined as of the date of surrender, over the aggregate exercise price of the Stock.  In the event of the surrender of an Option, or a portion of it, to exercise the Stock Appreciation Rights, the shares represented by the Option or that part of it which is surrendered, shall not be available for reissuance under the Plan.  Each Stock Appreciation Right issued in tandem with an Option (a) will expire not later than the expiration of the underlying Option, (b) may be for no more than 100% of the difference between the exercise price of the underlying Option and the Fair Market Value of a share of Stock at the time the Stock Appreciation Right is exercised, (c) is transferable only when the underlying Option is transferable, and under the same conditions, and (d) may be exercised only when the underlying Option is eligible to be exercised.

5.8           Conditions of Stock Appreciation Rights.  All Stock Appreciation Rights shall be subject to such terms, conditions, restrictions or limitations as the Committee deems appropriate, including by way of illustration but not by way of limitation, restrictions on transferability, requirement of continued employment, individual performance, financial performance of the Company, or payment of any applicable employment or withholding taxes.

5.9           Payment of Stock Appreciation Rights.  The amount of payment to which the Eligible Person who reserves an SAR shall be entitled upon the exercise of each SAR shall be equal to the amount, if any by which the Fair Market Value of the specified shares of Stock on the exercise date exceeds the Fair Market Value of the specified shares of Stock on the date of grant of the SAR.  The SAR shall be paid in either cash or Stock, as determined in the discretion of the Committee as set forth in the SAR agreement.  If the payment is in Stock, the number of shares to be paid shall be determined by dividing the amount of such payment by the Fair Market Value of Stock on the exercise date of such SAR.

5.10         Exercise on Termination of Employment.  Unless it is expressly provided otherwise in the Option or SAR agreement, Options and SAR’s granted to Employees shall terminate three months after severance of employment of the Employee from the Company and all Affiliates for any reason, with or without Cause (defined below), other than death, retirement under the then established rules of the Company, or severance for disability.  The Committee shall determine whether authorized leave of absence or absence on military or government service shall constitute severance of the employment of the Employee at that time.  Notwithstanding anything contained herein, no Option or SAR may be exercised after termination of employment for any reason (whether by death, disability, retirement or otherwise) if it has not vested as at the date of termination of employment.  Cause shall mean any of the following: (A) conviction of a crime (including conviction on a nolo contendere plea) involving a felony or dishonesty, or moral turpitude; (B) deliberate and continual refusal to perform employment duties reasonably requested by the Company or an affiliate after thirty (30) days’ written notice by certified mail of such failure to perform, specifying that the failure constitutes cause (other than as a result of vacation, sickness, illness or injury); (C) fraud or embezzlement as determined by an independent certified public accountant firm; or (D) gross misconduct or gross negligence in connection with the business of the Company or an affiliate which has substantial effect on the Company or the affiliate.

5.11         Death.  If, before the expiration of an Option or SAR, the Eligible Person, whether in the employ of the Company or after he has retired or was severed for disability, or otherwise dies, the Option or SAR may be exercised until the earlier of the Option’s or SAR’s expiration date or six months following the date of his death, unless it is expressly provided otherwise in the Option or SAR agreement.  After the death of the Eligible Person, his executors, administrators, or any persons to whom his Option or SAR may be transferred by will or by the laws of descent and distribution shall have the right, at any time prior to the Option’s or SAR’s expiration or termination, whichever is earlier, to exercise it, to the extent to which he was entitled to exercise it immediately prior to his death, unless it is expressly provided otherwise in the Option or SAR’s agreement.

5.12         Retirement.  Unless it is expressly provided otherwise in the Option Agreement, before the expiration of an Option or SAR, the Employee shall be retired in good standing from the employ of the Company under the then established rules of the Company, the Option or SAR may be exercised until the earlier of the Option’s or SAR’s expiration date or three months following the date of his retirement, unless it is expressly provided otherwise in the Option or SAR agreement.

5.13         Disability.  If, before the expiration of an Option or SAR, the Employee shall be severed from the employ of the Company for disability, the Option or SAR shall terminate on the earlier of the Option’s or SAR’s expiration date or six months after the date he was severed because of disability, unless it is expressly provided otherwise in the Option or SAR agreement.

5.14         Substitution Options.  Options may be granted under this Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of or affiliated with the Company or any Affiliate as the result of a merger or consolidation of the employing corporation with the Company or any Affiliate, or the acquisition by the Company or any Affiliate of the assets of the employing corporation, or the acquisition by the Company or any Affiliate of stock of the employing corporation as the result of which it becomes an Affiliate of the Company.  The terms and conditions of the substitute Options granted may vary from the terms and conditions set out in this Plan to the extent the Committee, at the time of grant, may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted.   Any substitute Options granted pursuant to this paragraph shall meet the requirements set forth in Final Treasury Regulation Sections 1.424-1 and 1.409A-1(b)(5)(v)(D), as applicable.

5.15           Reload Options.   Without in any way limiting the authority of the Board of Directors or Committee to make or not to make grants of Options hereunder, the Board of Directors or Committee shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Eligible Person to a further Option (a “Reload Option”) in the event the Eligible Person exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of Stock in accordance with this Plan and the terms and conditions of the Option Agreement.  Any such Reload Option (a) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (b) shall have an expiration date which is the greater of (i) the same expiration date of the Option the exercise of which gave rise to such Reload Option or (ii) one year from the date of grant of the Reload Option; and (c) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Stock subject to the Reload Option on the date of exercise of the original Option.   Notwithstanding the foregoing, a Reload Option which is an Incentive Option and which is granted to a 10% Stockholder, shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the Stock subject to the Reload Option on the date of exercise of the original Option and shall have a term which is no longer than five (5) years.

Any such Reload Option may be an Incentive Option or a Nonqualified Option, as the Board of Directors or Committee may designate at the time of the grant of the original Option; provided, however, that the designation of any Reload Option as an Incentive Option shall be subject to the provisions of the Code. There shall be no Reload Options on a Reload Option.  Any such Reload Option shall be subject to the availability of sufficient shares under Section 4.2 herein and shall be subject to such other terms and conditions as the Board of Directors or Committee may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

5.16         No Rights as Stockholder.  No Eligible Person shall have any rights as a stockholder with respect to Stock covered by his Option until the date a stock certificate is issued for the Stock.

5.17         Options Subject to Code Section 409A.  Notwithstanding anything to the contrary herein, Options granted under this Article V that are intended to provide for the deferral of compensation and to be subject to the requirements of Code Section 409A shall contain such terms and conditions (including, by example and not by way of limitation, fixed exercise dates) as may be necessary or desirable for the Option to comply with the requirements of Code Section 409A.

ARTICLE VI - AWARDS

6.1           Restricted Stock Awards.  The Committee may issue shares of Stock to an Eligible Person subject to the terms of a Restricted Stock Agreement. The Restricted Stock may be issued for no payment by the Eligible Person or for a payment below the Fair Market Value on the date of grant.  Restricted Stock shall be subject to restrictions as to sale, transfer, alienation, pledge or other encumbrance and generally will be subject to vesting over a period of time specified in the Restricted Stock Agreement.  The Committee shall determine the period of vesting, the number of shares, the price, if any, of Stock included in a Restricted Stock Award, and the other terms and provisions which are included in a Restricted Stock Agreement.

6.2           Restrictions.  Restricted Stock shall be subject to the terms and conditions as determined by the Committee, including without limitation, any or all of the following:

(a)           a prohibition against the sale, transfer, alienation, pledge, or other encumbrance of the shares of Restricted Stock, such prohibition to lapse at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability, or retirement of the holder of such shares, or otherwise);

(b)           a requirement that the holder of shares of Restricted Stock forfeit, or in the case of shares sold to an Eligible Person, resell back to the Company at his cost, all or a part of such shares in the event of termination of the Eligible Person’s employment during any period in which the shares remain subject to restrictions;

(c)           a prohibition against employment of the holder of Restricted Stock by any competitor of the Company or its Affiliates, or against such holder’s dissemination of any secret or confidential information belonging to the Company or an Affiliate;

(d)           unless stated otherwise in the Restricted Stock Agreement, (i) if restrictions remain at the time of severance of employment with the Company and all Affiliates, other than for reason of disability or death, the Restricted Stock shall be forfeited; and (ii) if severance of employment is by reason of disability or death, the restrictions on the shares shall lapse and the Eligible Person or his heirs or estate shall be 100% vested in the shares subject to the Restricted Stock Agreement.

6.3           Stock Certificate.   Shares of Restricted Stock shall be registered in the name of the Eligible Person receiving the Restricted Stock Award and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:

“The transferability of this certificate and the shares of Stock represented by it is restricted by and subject to the terms and conditions (including conditions of forfeiture) contained in the Texas Rare Earth Resources Corp. Amended and Restated 2008 Stock Option Plan, and an agreement entered into between the registered owner and the Company.  A copy of the Plan and agreement is on file in the office of the Secretary of the Company.”

6.4           Rights as Stockholder.   Subject to the terms and conditions of the Plan, each Eligible Person receiving a certificate for Restricted Stock shall have all the rights of a stockholder with respect to the shares of Stock included in the Restricted Stock Award during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares.  Dividends paid with respect to shares of Restricted Stock in cash or property other than Stock in the Company or rights to acquire stock in the Company shall be paid to the Eligible Person currently.  Dividends paid in Stock in the Company or rights to acquire Stock in the Company shall be added to and become a part of the Restricted Stock.

6.5           Lapse of Restrictions.  At the end of the time period during which any shares of Restricted Stock are subject to forfeiture and restrictions on sale, transfer, alienation, pledge, or other encumbrance, such shares shall vest and will be delivered in a certificate, free of all restrictions, to the Eligible Person or to the Eligible Person’s legal representative, beneficiary or heir; provided the certificate shall bear such legend, if any, as the Committee determines is reasonably required by applicable law.  By accepting a Stock Award and executing a Restricted Stock Agreement, the Eligible Person agrees to remit when due any federal and state income and employment taxes required to be withheld.

6.6           Restriction Period.  No Restricted Stock Award may provide for restrictions continuing beyond ten (10) years from the date of grant.

6.7           Award of Stock.  The Committee may award shares of Stock, without any cash payment for such shares or without any restrictions, to designated Eligible Persons for services rendered to the Company. The Stock may be subject to purchase at, above or below the Fair Market Value on the date of grant (or for no amount at all).  The designation of a Stock Award shall be made by the Committee in writing at any time after such Eligible Person has provided value to the Company (or within such period as permitted by IRS regulations).  The Committee reserves the right to make adjustments in the amount of an Award if in its discretion unforeseen events make such adjustment appropriate.

ARTICLE VII - PERFORMANCE STOCK AWARDS

7.1           Award of Performance Stock.  The Committee may award shares of Stock, without any payment for such shares, to designated Eligible Persons if specified performance goals established by the Committee are satisfied. The terms and provisions herein relating to these performance-based awards are intended to satisfy Section 162(m) of the Code and regulations issued thereunder.  The designation of an employee eligible for a specific Performance Stock Award shall be made by the Committee in writing prior to the beginning of the period for which the performance is measured (or within such period as is permitted by IRS regulations).  The Committee shall establish the maximum number of shares of Stock to be issued to a designated Employee if the performance goal or goals are met; provided, however, that no individual may receive Performance Stock Awards in any calendar year covering more than 300,000 shares of Stock.  The Committee reserves the right to make downward adjustments in the maximum amount of an Award if in its discretion unforeseen events make such adjustment appropriate.

7.2           Performance Goals.  Performance goals determined by the Committee shall be established in writing prior to the beginning of the period for which performance is measured (or within such period as is permitted by IRS regulations) based on one or more of the following criteria: specified increases in cash flow; net profits; Stock price; Company, segment, or Affiliate sales; market share; earnings per share; return on assets; and/or return on stockholders’ equity.

7.3           Eligibility.  The employees eligible for Performance Stock Awards are the senior officers (i.e., chief executive officer, president, vice presidents, secretary, treasurer, and similar positions) of the Company and its Affiliates, and such other key Employees of the Company and its Affiliates as may be designated by the Committee.

7.4           Certificate of Performance.  The Committee must certify in writing that a performance goal has been attained prior to issuance of any certificate for a Performance Stock Award to any Employee.  If the Committee certifies the entitlement of an Employee to the Performance Stock Award, the certificate will be issued to the Employee as soon as administratively practicable, and subject to other applicable provisions of the Plan, including but not limited to, all legal requirements and tax withholding.  However, payment may be made in shares of Stock, in cash, or partly in cash and partly in shares of Stock, as the Committee shall decide in its sole discretion.  If a cash payment is made in lieu of shares of Stock, the number of shares represented by such payment shall not be available for subsequent issuance under this Plan.

7.5           Committee to Comply with Section 162(m).  Notwithstanding anything to the contrary herein, the “Committee,” for purposes of this Article VII shall consist solely of two or more Outside Directors.

ARTICLE VIII - ADMINISTRATION

The Committee shall administer the Plan.   All questions of interpretation and application of the Plan and Awards shall be subject to the determination of the Committee.  A majority of the members of the Committee shall constitute a quorum.  All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held.  In carrying out its authority under this Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities, to:

(a)           determine the Eligible Persons to whom and the time or times at which Options or Awards will be made;

(b)           determine the number of shares and the purchase price of Stock covered in each Option or Award, subject to the terms of the Plan;

(c)           determine the terms, provisions, and conditions of each Option and Award, which need not be identical;

(d)           accelerate the time at which any outstanding Option or SAR may be exercised, or Restricted Stock Award will vest;

(e)           define the effect, if any, on an Option or Award of the death, disability, retirement, or termination of employment of the Employee;

(f)           prescribe, amend and rescind rules and regulations relating to administration of the Plan; and

(g)           make all other determinations and take all other actions deemed necessary, appropriate, or advisable for the proper administration of this Plan.

The actions of the Committee in exercising all of the rights, powers, and authorities set out in this Article and all other Articles of this Plan, when performed in good faith and in its sole judgment, shall be final, conclusive and binding on all parties.

The Committee may, from time to time, delegate to specified officers of the Company or other committees of the Board of Directors (including Board committees of one) the power and authority to grant or document Awards under the Plan to specified groups of Eligible Persons, subject to such restrictions and conditions as the Committee, in its sole discretion, may impose.  The delegation shall be as broad or as narrow as the Committee shall determine; provided, however, that no such delegation shall result in the loss of an exemption under Rule 16b-3 of the Exchange Act not cause any award to fail to be “performance-based” compensation for purposes of Code Section 162(m).  To the extent that the Committee has delegated the authority to determine certain terms and conditions of an Award, all references in the Plan to the Committee’s exercise of authority in determining such terms and conditions shall be construed to include the person to whom the Committee has delegated the power and authority to make such determination.

ARTICLE IX - AMENDMENT OR TERMINATION OF PLAN

Except as specifically provided otherwise, the Board of Directors may at any time terminate, and from time to time may amend or modify this Plan provided, however, that no amendment or modification may become effective without approval of the stockholders of the Company if stockholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, of if the Company, on the advice of counsel, determines that stockholder approval is otherwise necessary or desirable.

Except as specifically provided otherwise, no such amendment, modification, or termination of the Plan shall affect adversely in any material way any Award previously granted without the written consent of the Eligible Person holding such Award.

ARTICLE X - MISCELLANEOUS

10.1           No Establishment of a Trust Fund.   No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Eligible Person under this Plan.  All Eligible Persons shall at all times rely solely upon the general credit of the Company for the payment of any benefit which becomes payable under this Plan.

10.2           No Employment Obligation.  The granting of any Option or Award shall not constitute an employment contract, express or implied, nor impose upon the Company or any Affiliate any obligation to employ or continue to employ any Eligible Person.  The right of the Company or any Affiliate to terminate the employment of any person shall not be diminished or affected by reason of the fact that an Option or Award has been granted to him.

10.3           Forfeiture.  Notwithstanding any other provisions of this Plan, if the Committee finds by a majority vote after full consideration of the facts that an Eligible Person, before or after termination of his employment with the Company or an Affiliate for any reason (a) committed or engaged in fraud, embezzlement, theft, commission of a felony, or proven dishonesty in the course of his employment by the Company or an Affiliate, which conduct damaged the Company or Affiliate, or disclosed trade secrets of the Company or an Affiliate, or (b) participated, engaged in or had a material, financial, or other interest, whether as an employee, officer, director, consultant, contractor, stockholder, owner, or otherwise, in any commercial endeavor in the United States which is competitive with the business of the Company or an Affiliate without the written consent of the Company or Affiliate, the Eligible Person shall forfeit all outstanding Options and all outstanding Awards, and including all exercised Options and other situations pursuant to which the Company has not yet delivered a stock certificate.  Clause (b) shall not be deemed to have been violated solely by reason of the Eligible Person’s ownership of stock or securities of any publicly owned corporation, if that ownership does not result in effective control of the corporation.

The decision of the Committee as to the cause of an Employee’s discharge, the damage done to the Company or an Affiliate, and the extent of an Eligible Person’s competitive activity shall be final.  No decision of the Committee, however, shall affect the finality of the discharge of the Employee by the Company or an Affiliate in any manner.

10.4           Tax Withholding.  The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Eligible Person any sums required by federal, state, or local tax law to be withheld with respect to the grant or exercise of an Option or SAR, lapse of restrictions on Restricted Stock, or award of Performance Stock or other Award.  In the alternative, the Company may require the Eligible Person (or other person exercising the Option, SAR or receiving the Stock) to pay the sum directly to the employer corporation. If the Eligible Person (or other person exercising the Option or SAR or receiving the Stock) is required to pay the sum directly, payment in cash or by check of such sums for taxes shall be delivered on the date on which the withholding is due.  Alternatively, and subject to the prior approval of the Committee, which may be withheld by the Committee in its sole discretion, the Eligible Person may elect to have share of Stock withheld or to deliver shares of Stock previously held by the Eligible Person (for six months or such minimum amount of time as may be required by the Committee to avoid adverse accounting consequences), to satisfy the minimum statutory withholding taxes due.  The shares of Stock delivered or withheld (i) shall not be subject to any repurchase, forfeiture, vesting or similar requirements, and (ii) shall have an aggregate Fair Market Value not in excess of such minimum withholding obligations, with Fair Market Value determined as of the date on which such withholding is required to be performed.  The Company’s obligation to deliver shares upon exercise of any Option or lapse of restrictions on Stock or pursuant to any other Award shall be subject in its entirety to the Eligible Person making arrangements acceptable to the Company to cover all applicable tax withholding.  The Company and its Affiliates shall not be obligated to advise an Eligible Person of the existence of the tax or the amount which the employer corporation will be required to withhold.

10.5           Written Agreement or Course of Conduct.  Each Option and Award shall be embodied in a written agreement which shall be subject to the terms and conditions of this Plan and shall be signed by the Eligible Person and by a member of the Committee on behalf of the Committee and the Company or an executive officer of the Company, other than the Eligible Person, on behalf of the Company.  The agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms of this Plan.  Notwithstanding the foregoing, a written agreement is not required if the Option or Award is granted in the ordinary course of conduct of the business and the Company has sufficient accounting records reflecting the services rendered in connection with the grant.

10.6           Indemnification of the Committee and the Board of Directors.  With respect  to administration of this Plan, the Company shall indemnify each present and future member of the Committee and the Board of Directors against, and each member of the Committee and the Board of Directors shall be entitled without further act on his part to indemnity from the Company for, all expenses (including attorney’s fees, the amount of judgments, and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Committee and/or the Board of Directors, whether or not he continues to be a member of the Committee and/or the Board of Directors at the time of incurring the expenses, including, without limitation, matters as to which he shall be finally adjudged in any action, suit or proceeding to have been found to have been negligent in the performance of his duty as a member of the Committee or the Board of Directors.  However, this indemnity shall not include any expenses incurred by any member of the Committee and/or the Board of Directors in respect of matters as to which he shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee and the Board of Directors.  In addition, no right of indemnification under this Plan shall be available to or enforceable by any member of the Committee and the Board of Directors unless, within 60 days after institution of any action, suit or proceeding, he shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense.  This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and the Board of Directors and shall be in addition to all other rights to which a member of the Committee and the Board of Directors may be entitled as a matter of law, contract, or otherwise.

10.7           Gender.  If the context requires, words of one gender when used in this Plan shall include the others and words used in the singular or plural shall include the other.

10.8           Headings.  Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.

10.9           Other Compensation Plans.  The adoption of this Plan shall not affect any other stock option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Affiliate.

10.10         Other Options or Awards.  The grant of an Option or Award shall not confer upon the Eligible Person the right to receive any future or other Options or Awards under this Plan, whether or not Options or Awards may be granted to similarly situated Eligible Persons, or the right to receive future Options or Awards upon the same terms or conditions as previously granted.

10.11          Governing Law.  The provisions of this Plan shall be construed, administered, and governed under the laws of the State of Texas.

10.12          Section 409A.  Notwithstanding anything in this Plan to the contrary, the Plan and Awards made under the Plan are intended to comply with the requirements imposed by Section 409A of the Code, and both the Plan and all Awards issued hereunder shall be interpreted accordingly.  The Committee shall have full power and authority, without the consent of any Eligible Person, to modify in its sole and absolute discretion any outstanding Award or delay the payment of any amounts payable pursuant to an outstanding Award to the minimum extent necessary to meet the requirements of Code Section 409A.  Notwithstanding the foregoing, in no event shall the Company have any liability for failure of any Award to satisfy the requirements of Code Section 409A.

10.13          Changes in Accounting or Tax Rules.  Except a provided otherwise at the time an Award is granted, notwithstanding any other provision of the Plan to the contrary, if, during the term of the Plan, any changes in the financial or tax accounting rules applicable to any Award shall occur which, in the sole judgment of the Committee, nay have a material adverse effect on the reported earnings, assets or liabilities of the Company, the Committee shall have the right and power to modify as necessary and then outstanding Award as to which the applicable services or other restrictions have not been satisfied.